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                                                                    Exhibit 99.1
                                                                    ------------

                            CERTIFICATION PURSUANT TO
                            18 U.S. SECTION 1350, AS
                         ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


         Pursuant to 18 U.S.C.ss.1350, as adopted pursuant toss.906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of GlycoGenesys, Inc. (the "Company"), hereby certifies, to his knowledge, that:

         (1) the Company's quarterly report on Form 10-Q for the quarter ended June 30, 2002, (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods presented in the Report.


Dated:  October 31, 2002


/s/ John W. Burns                           /s/ Bradley J. Carver
---------------------------                 ------------------------
Name:  John W. Burns                        Name:  Bradley J. Carver
Title: SVP, CFO & Secretary                 Title: CEO & President